Rule 497(e)
File Nos. 333-72042; 811-10559

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
SEPARATE ACCOUNT ELEVEN

333-72042    HV-5244 - PremierSolutions Standard (Series II)
_____________________________
Supplement dated September 26, 2023 to your Prospectus dated May 1, 2023
This Supplement dated September 26, 2023 amends certain information contained in the Prospectus dated May 1, 2023.
Appendix A – Underlying Funds
Effective immediately, the Current Expenses for the Hotchkis and Wiley Large Cap Value Fund– Class A and Invesco Comstock Fund– Class A shown in the Appendix A – Underlying Funds section of the Prospectus dated May 1, 2023 are updated as follows.
All other information contained in the Appendix A – Underlying Funds section of the Prospectus dated May 1, 2023 remains unchanged.
FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2022)
			1 YEAR	5 YEAR (or since inception)	10 YEAR (or since inception)
US Fund Large Value	Hotchkis and Wiley Large Cap Value Fund - Class A Adviser: Hotchkis & Wiley Capital Management LLC Subadviser: N/A	1.20%	-5.50%	5.88%	10.60%
US Fund Large Value	Invesco Comstock Fund - Class A Adviser: Invesco Advisers, Inc. Subadviser: N/A	0.82%	0.81%	7.96%	10.95%
This Supplement must be accompanied by and read in conjunction with the current Prospectus dated May 1, 2023. Please read this Supplement carefully and retain it for future reference.

2023-PROSUPP-34-HV5244